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                                       FORM T-1

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                               STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                       CORPORATION DESIGNATED TO ACT AS TRUSTEE

                         CHECK IF AN APPLICATION TO DETERMINE
                         ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2)           |__|

                                 --------------------

                                 THE BANK OF NEW YORK
                 (Exact name of trustee as specified in its charter)

New York                                              13-5160382
(State of incorporation                               (I.R.S. employer
if not a U.S. national bank)                          identification no.)

48 Wall Street, New York, N.Y.                        10286
(Address of principal executive offices)              (Zip code)
                                 --------------------

                             JACOR COMMUNICATIONS COMPANY
                 (Exact name of obligor as specified in its charter)

Florida                                               59-2054850
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

50 East RiverCenter Boulevard 12th Floor
Covington, Kentucky                                   41011
(Address of principal executive offices)              (Zip code)

                              JACOR COMMUNICATIONS, INC.
                 (Exact name of obligor as specified in its charter)

Delaware                                              31-0978313
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

50 East RiverCenter Boulevard 12th Floor
Covington, Kentucky                                   41011
(Address of principal executive offices)              (Zip code)

              TABLE OF ADDITIONAL REGISTRANTS RELATING TO THE GUARANTORS

AFTER MIDNITE                  Delaware                 95-4438438
ENTERTAINMENT, INC.
BROADCAST FINANCE, INC.        Ohio                     31-1390698
CINE FILMS, INC.               California               95-2945526

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CINE GUARANTORS, INC.          California               95-2677644
CINE GUARANTORS II, INC.       California               95-2960196
CINE GUARANTORS II, LTD.       Canada                   Not Applicable
CINE MOBILE SYSTEMS            Antille                  Not Applicable
INT'L. N.V.
CINE MOVIL S.A. de C.V.        Mexico                   Not Applicable
CITICASTERS CO.                Ohio                     31-1081002
F.M.I. PENNSYLVANIA, INC.      Pennsylvania             59-1648738
GACC-N26LB, INC.               Delaware                 31-1231527
GACC-340, INC.                 Delaware                 31-1251968
GEORGIA NETWORK                Georgia                  31-0317907
EQUIPMENT, INC.
GREAT AMERICAN MERCHANDISING   New York                 13-2658721
GROUP, INC.
GREAT AMERICAN TELEVISION      California               31-1019819
PRODUCTIONS, INC.
INMOBILIARIA RADIAL, S.A.      Mexico                   Not Applicable
de C.V.
JACOR BROADCASTING             Ohio                     31-1363232
CORPORATION
JACOR BROADCASTING OF          Georgia                  31-1133504
ATLANTA, INC.
JACOR BROADCASTING OF          Delaware                 57-1030503
CHARLESTON, INC.
JACOR BROADCASTING OF          Colorado                 31-1212116
COLORADO, INC.
JACOR BROADCASTING OF          California               33-0250362
DENVER, INC.
JACOR BROADCASTING OF          Florida                  31-1102108
FLORIDA, INC.
JACOR BROADCASTING OF          Delaware                 43-1722735
KANSAS CITY, INC.
JACOR BROADCASTING OF          Delaware                 61-1263208
LAS VEGAS, INC.
JACOR BROADCASTING OF          Delaware                 31-1506631
LAS VEGAS II, INC.
JACOR BROADCASTING OF          Delaware                 61-1257881
LOUISVILLE, INC.
JACOR BROADCASTING OF          Delaware                 31-1506626
LOUISVILLE II, INC.
JACOR BROADCASTING OF          Delaware                 87-0546502
SALT LAKE CITY, INC.
JACOR BROADCASTING OF          Delaware                 31-1506618
SALT LAKE CITY II, INC.
JACOR BROADCASTING OF          Delaware                 31-1440011
SAN DIEGO, INC.
JACOR BROADCASTING OF          Florida                  31-1468564
SARASOTA, INC.
JACOR BROADCASTING OF          Delaware                 33-0294761
ST. LOUIS, INC.
JACOR BROADCASTING OF          Florida                  31-1234979
TAMPA BAY, INC.
JACOR BROADCASTING OF          California               30-0200806
TOLEDO, INC.
JACOR CABLE, INC.              Kentucky                 31-1273897
JACOR LICENSEE OF              Delaware                 57-1031405
CHARLESTON, INC.

                                       -2-

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JACOR LICENSEE OF              Delaware                 43-1724459
KANSAS CITY, INC.
JACOR LICENSEE OF              Delaware                 88-0345737
LAS VEGAS, INC.
JACOR LICENSEE OF              Delaware                 31-1506613
LAS VEGAS II, INC.
JACOR LICENSEE OF              Delaware                 61-1289758
LOUISVILLE, INC.
JACOR LICENSEE OF              Delaware                 31-1506609
LOUISVILLE II, INC.
JACOR LICENSEE OF              Delaware                 87-0546823
SALT LAKE CITY, INC.
JACOR LICENSEE OF              Delaware                 31-1506621
SALT LAKE CITY II, INC.
JACOR/PREMIERE HOLDING, INC.   Delaware                 95-4523968
JBSL, INC.                     Missouri                 43-1735433
LOCATION PRODUCTIONS, INC.     California               95-2556702
LOCATION PRODUCTIONS II, INC.  California               95-2945537
NOBLE BROADCAST CENTER, INC.   California               33-0189045
NOBLE BROADCAST GROUP, INC.    Delaware                 33-0215206
NOBLE BROADCAST HOLDINGS, INC. Delaware                 33-0492627
NOBLE BROADCAST LICENSES, INC. California               34-1794221
NOBLE BROADCAST OF             California               95-3230874
SAN DIEGO, INC.
NOBRO, S.C.                    Mexico                   Not Applicable
NOVA MARKETING GROUP, INC.     California               33-0578898
NSN NETWORK SERVICES, LTD.     Delaware                 31-1125479
PREMIERE RADIO NETWORKS, INC.  Delaware                 95-4083971
RADIO-ACTIVE MEDIA, INC.       Delaware                 31-1511358
SPORTS RADIO                   California               33-0525378
BROADCASTING, INC.
SPORTS RADIO, INC.             California               95-4350343
TAFT-TCI SATELLITE             Colorado                 84-0863016
SERVICES, INC.
THE SY FISCHER COMPANY         California               95-2792659
AGENCY, INC.
VTTV PRODUCTIONS               California               31-0924795
WHOK, INC.                     Ohio                     34-1092716

                                 --------------------

                  8 3/4% Series B Senior Subordinated Notes Due 2007
                        (Title of the indenture securities)


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1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                                        Address
- --------------------------------------------------------------------------------

    Superintendent of Banks of the State of          2 Rector Street, New York,
    New York                                         N.Y.  10006, and Albany,
                                                     N.Y. 12203

    Federal Reserve Bank of New York                 33 Liberty Plaza, New York,
                                                     N.Y.  10045

    Federal Deposit Insurance Corporation            Washington, D.C. 20429

    New York Clearing House Association              New York, New York 10005

    (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                       -4-

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                                      SIGNATURE



    Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 2nd day of September, 1997.


                                           THE BANK OF NEW YORK



                                           By:     /s/THOMAS E. TABOR
                                               ____________________
                                               Name:  THOMAS E. TABOR
                                               Title: ASSISTANT TREASURER





                                       -5-

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                Consolidated Report of Condition of

                       THE BANK OF NEW YORK
              of 48 Wall Street, New York, N.Y. 10286
              And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                           Dollar Amounts
ASSETS                                                      in Thousands
 Cash and balances due from depository institutions:
   Noninterest-bearing balances and
   currency and coin ................................       $ 8,249,820
   Interest-bearing balances ........................         1,031,026
 Securities:
   Held-to-maturity securities ......................         1,118,463
   Available-for-sale securities ....................         3,005,838
 Federal funds sold and Securities purchased under
   agreements to resell..............................         3,100,281
 Loans and lease financing
   receivables:
   Loans and leases, net of unearned income .........        32,895,077
   LESS: Allowance for loan and lease losses ........           633,877
   LESS: Allocated transfer risk reserve.............               429
     Loans and leases, net of unearned
     income, allowance, and reserve..................        32,260,771
 Assets held in trading accounts ....................         1,715,214
 Premises and fixed assets (including
   capitalized leases) ..............................           684,704
 Other real estate owned ............................            21,738
 Investments in unconsolidated subsidiaries and
   associated companies .............................           195,761
 Customers' liability to this bank on
   acceptances outstanding ..........................         1,152,899
 Intangible assets ..................................           683,503
 Other assets .......................................         1,526,113
                                                            -----------
 Total assets .......................................       $54,746,131
                                                            ===========
 LIABILITIES
 Deposits:
   In domestic offices ..............................       $25,614,961
   Noninterest-bearing ..............................        10,564,652
   Interest-bearing .................................        15,050,309
   In foreign offices, Edge and
   Agreement subsidiaries, and IBFs .................        15,103,615
   Noninterest-bearing ..............................           560,944
   Interest-bearing .................................        14,542,671
 Federal funds purchased and Securities
   sold under agreements to repurchase...............         2,093,286
 Demand notes issued to the U.S.
   Treasury .........................................           239,354
 Trading liabilities ................................         1,399,064
 Other borrowed money:
   With remaining maturity of one year or less ......         2,075,092
   With remaining maturity of more than one year ....            20,679
 Bank's liability on acceptances
    executed and outstanding ........................         1,160,012
 Subordinated notes and debentures ..................         1,014,400
 Other liabilities ..................................         1,840,245
                                                             ----------
 Total liabilities ..................................        50,560,708
                                                             ==========
 EQUITY CAPITAL
 Common stock .......................................           942,284
 Surplus ............................................           731,319
 Undivided profits and capital
   reserves .........................................         2,544,303
 Net unrealized holding gains (losses) on
   available-for-sale securities ....................        (   19,449)
 Cumulative foreign currency translation
   adjustments ......................................        (   13,034)
                                                            -----------
 Total equity capital ...............................         4,185,423
                                                            -----------
 Total liabilities and equity capital ...............       $54,746,131
                                                            ===========

   I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                      Robert E. Keilman

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


   Alan R. Griffith  )
   J. Carter Bacot   )   Directors
   Thomas A. Renyi   )